UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2019

Date of reporting period:	8/31/2019

Item 1 – Reports to Stockholders

PGIM NATIONAL MUNI FUND

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income exempt from federal income taxes

Highlights (unaudited)

•

The Fund’s overweight in long-term municipal bonds versus those in the Bloomberg Barclays Municipal Bond Index (the Index) contributed positively to performance during the reporting period as spreads (the difference in yields) between long-term municipal bonds and shorter-term maturities narrowed.

•

An overweight versus the Index in Illinois general obligation bonds and in Metropolitan Pier & Exposition Authority bonds, which outperformed during the period, contributed favorably to performance as spreads tightened.

•	The Fund’s exposure to more defensive bond structures, such as pre-refunded bonds and high-coupon/short-call bonds, detracted from performance as they lagged the Index during the period.

•	The Fund’s overweight in the tobacco sector detracted from performance as spreads widened during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM National Muni Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM National Muni Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM National Muni Fund

October 15, 2019

PGIM National Muni Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.57	2.83	3.99	—
Class B	2.55	2.99	4.04	—
Class C	6.20	2.70	3.57	—
Class Z	8.25	3.74	4.58	—
Class R6	8.39	N/A	N/A	5.54 (12/4/17)
Bloomberg Barclays Municipal Bond Index
	8.72	3.85	4.62	—
Lipper General & Insured Municipal Debt Funds Average
	8.33	3.68	4.66	—

	Average Annual Total Returns as of 8/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	8.08	3.51	4.33	—
Class B	7.55	3.17	4.04	—
Class C	7.20	2.70	3.57	—
Class Z	8.25	3.74	4.58	—
Class R6	8.39	N/A	N/A	5.54 (12/4/17)
Bloomberg Barclays Municipal Bond Index
	8.72	3.85	4.62	—
Lipper General & Insured Municipal Debt Funds Average
	8.33	3.68	4.66	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2009) and the account values at the end of the current fiscal year (August 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM National Muni Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases prior to July 15, 2019: 4.00% of the public offering price. For purchases on/after July 15, 2019: 3.25% of the public offering price.	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)

For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

For purchases on/after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase.

		5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.50%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index (the Index) is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.67%.

Lipper General & Insured Municipal Debt Funds Average—The Lipper General & Insured Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds that either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.41%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 8/31/19 (%)
AAA	10.1
AA	43.2
A	31.0
BBB	11.7
BB	0.3
B	0.3
CC	0.4
Not Rated	1.4
Cash/Cash Equivalents	1.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/19
	Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0%	40.8%		37.0%	40.8%
Class A	0.47	1.16	1.84	1.96	1.16	1.84	1.96
Class B	0.40	0.47	0.75	0.79	0.47	0.75	0.79
Class C	0.35	0.13	0.21	0.22	0.13	0.21	0.22
Class Z	0.51	1.40	2.22	2.36	1.40	2.22	2.36
Class R6	0.51	1.43	2.27	2.42	1.36	2.16	2.30

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

PGIM National Muni Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM National Muni Fund’s Class Z shares returned 8.25% in the 12-month reporting period that ended August 31, 2019, underperforming the 8.72% return of the Bloomberg Barclays Municipal Bond Index (the Index) and the 8.33% return of the Lipper General & Insured Municipal Debt Funds Average.

What were the market conditions?

•

Municipal securities exhibited solid performance during the reporting period as mutual funds experienced record inflows in 2019. On the issuance front, supply was manageable during the period, contributing to a favorable supply/demand environment. For the full period, municipal bonds outperformed Treasury bonds across the yield curve.

•

During the period, the Federal Reserve hiked interest rates twice—with 25-basis-point (bp) increases each in September and December 2018—before pivoting to a more dovish stance during the first quarter of 2019 and ultimately cutting the federal funds rate 25 bps in July 2019. (A basis point is 0.01%.) The municipal yield curve between five-year and 30-year maturities flattened during the period, as long-end rates declined more than rates declined on the short end.

•

On the credit front, states benefited from strong personal income tax receipts in April 2019, reflecting the healthy US economy and reduced estimated payments in December 2018 in response to federal tax law changes.

•

Following the successful COFINA debt exchange in the first quarter of 2019, investors were focused on Puerto Rico general obligation debt restructuring negotiations, as the Federal Oversight and Management Board (FOMB) intends to submit a general obligation restructuring plan by the end of 2019. (COFINA is a government-owned corporation of Puerto Rico that issues government bonds and uses other financing mechanisms to pay and refinance the public debt of Puerto Rico.)

•	Unfunded retiree obligations remained a broader long-term issue, with Illinois and New Jersey at the forefront of this concern.

What worked?

•

The Fund’s longer duration versus the Index contributed positively to performance, as yields fell across the curve during the reporting period. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•

The Fund’s overweight in long-term municipal bonds versus those in the Index contributed positively to performance as spreads (the difference in yields) between long-term municipal bonds and shorter-term maturities narrowed.

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•

An overweight versus the Index in Illinois general obligation bonds and in Metropolitan Pier & Exposition Authority bonds, which outperformed during the period, contributed favorably to performance as spreads tightened.

•	The Fund’s overweight in Puerto Rico credits added to performance as prices recovered from severely distressed levels post Hurricane Maria.

What didn’t work?

•	The Fund’s exposure to more defensive bond structures, such as pre-refunded bonds and high-coupon/short-call bonds, detracted from performance as they lagged during the reporting period.

•	The Fund’s overweight in the tobacco sector detracted from performance as spreads widened during the period.

•	The Fund’s overweight in the pre-pay gas sector detracted from performance as spreads widened during the period.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a slightly negative impact on performance during the period.

Current outlook

Looking ahead, PGIM Fixed Income expects municipal market technicals (supply and demand) to remain strong as demand is robust and new-issue supply is moderate despite a recent uptick. A stable rate environment should be supportive of continued mutual fund flows which have hit a record pace thus far in 2019. Despite the solid performance for municipals YTD in 2019, the positive technical framework is expected to remain in place through the rest of the year, resulting in solid returns.

PGIM National Muni Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM National Muni Fund		Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,065.70	0.85%	$4.43
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33
Class B	Actual	$1,000.00	$1,062.60	1.39%	$7.23
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07
Class C	Actual	$1,000.00	$1,061.10	1.69%	$8.78
	Hypothetical	$1,000.00	$1,016.69	1.69%	$8.59
Class Z	Actual	$1,000.00	$1,066.20	0.64%	$3.33
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26
Class R6	Actual	$1,000.00	$1,067.00	0.61%	$3.18
	Hypothetical	$1,000.00	$1,022.13	0.61%	$3.11

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM National Muni Fund	13

Schedule of Investments

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.8%

Alabama 0.9%
Black Belt Energy Gas Dist. Rev., Proj. 4, Series A-1 (Mandatory put date 12/01/25)	4.000	%(cc)	12/01/49	2,000	$2,266,680
Jefferson Cnty. Sewer Rev.,
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.000		10/01/44	500	568,935
Sr. Lien, Warrants, Series A, Rfdg., AGM	5.250		10/01/48	500	576,970
Lower Alabama Gas Dist. Rev.,
Series A	5.000		09/01/31	1,000	1,291,260
Series A	5.000		09/01/46	1,000	1,456,910

					6,160,755

Arizona 3.3%
Arizona St. Ctfs. Part. Dept. Admin., Series A, AGM	5.250		10/01/28	2,000	2,006,220
Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., Series A	5.000		01/01/41	1,000	1,222,250
Phoenix Civic Impvt. Corp. Rev.,
Series A, AMT	5.000		07/01/47	2,000	2,391,180
Sr. Lien, AMT	5.000		07/01/48	2,000	2,431,460
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co. Proj., Rfdg.	4.000		09/01/29	2,000	2,128,680
Salt River Proj. Agric. Impvt. & Pwr. Dist. Elec. Sys. Rev., Series A, Rfdg.	4.000		01/01/38	2,000	2,253,220
Salt Verde Fin. Corp.,
Sr. Gas Rev., Sr. Bonds	5.000		12/01/32	2,575	3,418,699
Sr. Gas Rev., Sr. Bonds	5.000		12/01/37	3,505	4,856,493
Sr. Gas Rev., Sr. Bonds	5.250		12/01/26	2,155	2,667,157

					23,375,359

California 15.0%
Alameda Corridor Trans. Auth. Rev., 2nd Sub. Lien, Series B, Rfdg.	5.000		10/01/37	2,000	2,368,500
Anaheim Pub. Fing. Auth. Lease Rev., Sr. Pub. Impvts. Proj., Series A, AGM	6.000		09/01/24	5,500	6,382,750
Bay Area Toll Auth. Rev., Series F-1	5.000		04/01/56	2,000	2,420,860
California Cnty. Tob. Secur. Agcy. Rev., Conv. Bonds, Asset Bkd., Series B, Rfdg.	5.100		06/01/28	1,025	1,025,400
California Hlth. Facs. Fing. Auth. Rev.,
Kaiser Permanente, Sub. Series A-2, Rfdg.	4.000		11/01/44	2,000	2,246,780
Scripps Hlth., Series A	5.000		11/15/36	1,000	1,007,860
Stanford Healthcare, Series A	5.000		08/15/54	1,000	1,154,870

See Notes to Financial Statements.

PGIM National Muni Fund	15

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

California (cont’d.)
California Hlth. Facs. Fing. Auth. Rev., (cont’d.)
Stanford Hosp., Series B, Rfdg. (Pre-refunded date 11/15/20)(ee)	5.000%	11/15/36	2,000	$2,096,420
Sutter Hlth., Series D, Rfdg.	5.250	08/15/31	1,000	1,078,900
California Muni. Fing. Auth. Rev., Sr. Lien-LINXS APM Proj., Series A, AMT	5.000	12/31/47	2,500	3,007,975
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	1,250	1,298,488
California St.,
GO	5.000	03/01/45	3,000	3,519,390
GO	5.250	11/01/40	1,250	1,308,163
GO, Rfdg.	5.000	08/01/45	500	592,585
GO, Rfdg.	5.000	08/01/46	1,500	1,814,325
Var. Purp., GO	5.000	10/01/29	2,000	2,005,820
Var. Purp., GO	5.000	04/01/42	7,000	7,652,750
Var. Purp., GO	5.250	04/01/35	1,250	1,382,850
Var. Purp., GO	5.500	11/01/39	1,000	1,006,450
Var. Purp., GO	6.000	03/01/33	1,500	1,536,390
Var. Purp., GO	6.000	11/01/39	2,000	2,015,840
Var. Purp., GO, Rfdg.	5.000	09/01/41	4,250	4,567,645
Var. Purp., GO, Rfdg.	5.000	10/01/41	1,250	1,346,987
Var. Purp., GO, Rfdg.	5.000	10/01/47	3,000	3,596,310
California St. Univ. Rev., Series A, Systemwide, Rfdg.	5.000	11/01/37	1,250	1,354,162
California Statewide Cmntys. Dev. Auth. Rev.,
Cottage Hlth. Oblig. Grp., Rfdg.	5.000	11/01/40	2,100	2,173,878
Green Marin General Hosp. Proj., Series A	4.000	08/01/45	750	786,968
John Muir Hlth., Series A, Rfdg.	4.000	08/15/51	1,000	1,106,070
Sutter Hlth., Series A (Pre-refunded date 08/15/20)(ee)	6.000	08/15/42	3,000	3,144,270
Foothill-De Anza Cmnty. College Dist., Series C, GO (Pre-refunded date 08/01/21)(ee)	5.000	08/01/40	1,250	1,349,225
Golden St. Tob. Secur. Corp. Rev.,
Series A-1, Rfdg.	5.000	06/01/26	1,000	1,198,680
Series A-1, Rfdg.	5.000	06/01/28	1,265	1,535,583
Series A-1, Rfdg.	5.000	06/01/29	1,250	1,509,675
Series A-1, Rfdg.	5.000	06/01/35	1,545	1,854,912
Long Beach Bond Fing. Auth. Nat. Gas Pur. Rev.,
Series A	5.000	11/15/35	1,140	1,552,463
Series A	5.500	11/15/37	1,000	1,447,450
Los Angeles Calif. Dept. Arpts. Rev.,
Los Angls. Int’l., Series A, AMT	5.000	05/15/38	2,500	2,787,625
Series A, Rfdg., AMT	4.000	05/15/44	1,000	1,140,210
Sub. Los Angls. Int’l., Rfdg., AMT	5.000	05/15/43	2,000	2,483,740

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

California (cont’d.)
Los Angeles Calif. Dept. Arpts. Rev., (cont’d.)
Sub. Los Angls. Int’l., Series A, AMT	5.250%		05/15/48	1,000	$1,230,950
Los Angeles Dept. of Wtr. Rev., Wtr. Sys., Series B	5.000		07/01/34	2,500	2,855,975
M-S-R Energy Auth. Rev., Series A	6.500		11/01/39	2,000	3,194,740
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	1.676	(s)	08/01/25	2,000	1,804,760
Port of Oakland Rev., Sr. Lien., Series P, Rfdg., AMT	5.000		05/01/33	1,750	1,908,672
Riverside Cnty. Pub. Fing. Auth. Rev., Cap. Facs. Proj.	5.250		11/01/45	1,000	1,205,530
San Diego Cmnty. College Dist., Election of 2006, GO (Pre-refunded date 08/01/21)(ee)	5.000		08/01/41	1,500	1,619,070
San Diego Cnty. Regl. Arpt. Auth. Rev., Sr. Series B, AMT	5.000		07/01/43	2,000	2,229,120
San Francisco City & Cnty. Arpts. Comm. Rev.,
Second Series A, Rfdg., AMT	5.250		05/01/33	1,000	1,131,440
Second Series F, Rfdg., AMT	5.000		05/01/28	1,635	1,733,411
Series A, Rfdg., AMT	5.000		05/01/49	3,500	4,283,160
Walnut Energy Ctr. Auth. Rev., Rfdg.	5.000		01/01/34	800	932,600

					105,988,647

Colorado 1.9%
Colorado Hlth. Facs. Auth. Rev.,
Adventist Hlth. Sys./Sunbelt, Series A	4.000		11/15/48	2,555	2,847,956
Vail Valley Med. Ctr.	4.000		01/15/45	1,500	1,613,850
Denver City & Cnty. Arpt. Sys. Rev.,
Series A, Rfdg., AMT	5.250		11/15/22	1,000	1,087,250
Sub. Sys., Series A, Rfdg., AMT	5.000		12/01/34	2,300	2,887,949
Sub. Sys., Series A, Rfdg., AMT	5.000		12/01/35	1,000	1,251,860
Sub. Sys., Series A, Rfdg., AMT	5.250		12/01/43	3,000	3,768,330

					13,457,195

Connecticut 0.9%
Connecticut St., Series C, GO	5.000		06/15/28	1,000	1,278,280
Connecticut St. Dev. Auth. Rev., Light & Pwr. Co. Proj., Series A, Rfdg.	4.375		09/01/28	1,000	1,057,420

See Notes to Financial Statements.

PGIM National Muni Fund	17

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Connecticut (cont’d.)
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Series M	5.375%	07/01/41	1,250	$1,322,200
Connecticut St. Special Tax Rev., Trans. Infrastructure, Series A	5.000	01/01/38	2,000	2,445,240

				6,103,140

District of Columbia 2.3%
Dist. of Columbia, Rev.,
Friendship Pub. Chrt. Schl., Rfdg.	5.000	06/01/46	1,385	1,577,266
Gallaudet Univ.	5.500	04/01/34	600	637,920
Kipp. Chrt. Schl., Rfdg. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/43	850	1,006,272
Kipp. Chrt. Schl., Rfdg. (Pre-refunded date 07/01/23)(ee)	6.000	07/01/48	725	858,291
Kipp. Issue, Series A, Rfdg.	5.000	07/01/48	1,250	1,463,400
Metropolitan Washington D.C. Arpt. Auth. Dulles Toll Road Rev., Dulles Met. Rail, Series A, Rfdg.	5.000	10/01/44	2,000	2,464,180
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev.,
Series A, Rfdg., AMT	5.000	10/01/31	2,500	2,746,275
Series A, Rfdg., AMT	5.000	10/01/44	1,000	1,133,530
Series B, Rfdg., AMT	5.000	10/01/25	3,000	3,119,370
Series C, Rfdg., AMT	5.000	10/01/27	1,000	1,073,320

				16,079,824

Florida 8.8%
Broward Cnty. FL Arpt. Sys. Rev.,
AMT	5.000	10/01/47	1,000	1,198,530
Series A, AMT	5.000	10/01/45	3,000	3,470,310
Series A, AMT	5.250	10/01/43	1,500	1,684,710
Central Florida Expressway Auth. Rev., Sr. Lien, Rfdg.	4.000	07/01/41	2,000	2,239,140
Citizens Ppty. Ins. Corp. Rev., Sr. Sec’d., Series A-1	5.000	06/01/22	1,000	1,103,990
Cityplace Cmnty. Dev. Dist., Spl. Assess., Rfdg.	5.000	05/01/26	1,000	1,154,470
Davie Edl. Facs. Rev.,
Nova Southeastern Univ. Proj., Series A	5.625	04/01/43	500	555,460
Nova Southeastern Univ. Proj., Series A	6.000	04/01/42	1,000	1,132,880
Florida Higher Edl. Facs. Fin. Auth. Rev., Edl. Facs., Ringling Clg., Proj.	5.000	03/01/47	2,500	2,901,675

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Florida (cont’d.)
Grtr. Orlando Avtn. Auth. Rev.,
Priority Sub., Series A, AMT	5.000%	10/01/42	5,000	$6,022,700
Priority Sub., Series A, AMT	5.000	10/01/52	1,000	1,189,970
Highlands Cnty. Hlth. Facs. Auth. Rev.,
Adventist Hlth./Sunbelt, Series B (Pre-refunded date 11/15/19)(ee)	6.000	11/15/37	5	5,048
Unrefunded, Adventist Hlth./Sunbelt	6.000	11/15/37	2,435	2,458,522
Hillsborough Cnty. Avtn. Auth. Rev., Tampa Int’l. Arpt., Series E, AMT	5.000	10/01/48	4,500	5,493,735
Miami Beach Redev. Agcy. Tax Alloc., Tax Incr. Rev. City Ctr., Rfdg., AGM	5.000	02/01/44	1,500	1,712,235
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Series B	5.000	10/01/41	2,500	2,593,450
Miami Dade Cnty. Hlth. Facs. Auth. Rev., Nicklaus Children’s Hospital, Series A, Rfdg.	5.000	08/01/42	1,955	2,332,295
Miami Dade Cnty. Wtr. & Swr. Sys. Rev., Series B, Rfdg., AGM	5.250	10/01/22	5,000	5,640,550
Mid-Bay Bridge Auth. Rev., Series A, Rfdg.	5.000	10/01/40	1,000	1,141,110
North Sumter Cnty. Util. Dependent Dist., Wtr. & Swr. Rev.	5.750	10/01/43	1,500	1,573,305
Orange Cnty. Hlth. Facs. Auth. Rev.,
Orlando Hlth. Inc., Series B, Rfdg.	5.000	10/01/44	1,000	1,175,440
Orlando Hlth. Oblig. Grp., Series B	5.000	10/01/47	1,500	1,828,605
Palm Beach Hlth. Facs. Auth. Rev., BRRH Corp. Oblig. Grp., Rfdg. (Pre-refunded date 12/01/24)(ee)	5.000	12/01/31	500	584,060
Sarasota Cnty. Pub. Hosp. Dist. Rev., Sarst. Mem. Hosp.	4.000	07/01/48	2,860	3,172,341
South Lake Cnty. Hosp. Dist. Rev.,
South Lake Hosp., Inc., Rfdg.	5.250	10/01/34	750	765,818
South Lake Hosp., Inc., Series A	6.250	04/01/39	2,500	2,507,375
South Miami Hlth. Facs. Auth. Rev., Baptist Hlth. South FL., Rfdg.	5.000	08/15/47	1,000	1,188,650
Tampa FL. Hlth. Sys. Rev., Baycare Hlth. Sys., Series A, Rfdg.	5.000	11/15/33	3,000	3,270,150
Village Cmnty. Dev. Dist. No. 6,
Spl. Assess., Rfdg.	4.000	05/01/27	345	390,685
Spl. Assess., Rfdg.	4.000	05/01/28	355	399,379
Spl. Assess., Rfdg.	4.000	05/01/29	370	415,229
Village Cmnty. Dev. Dist. No.10, Spl. Assess.	4.500	05/01/23	780	826,472

				62,128,289

See Notes to Financial Statements.

PGIM National Muni Fund	19

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Georgia 3.4%
Atlanta Arpt. Rev.,
Gen., Series B, Rfdg., AMT	5.000%	01/01/30	500	$523,310
Gen., Series C, Rfdg.	6.000	01/01/30	3,250	3,458,683
Series B, AMT	4.000	07/01/49	3,000	3,379,650
Brookhaven Dev. Auth. Rev.,
Children’s Healthcare of Atlantic, Series A	4.000	07/01/44	3,800	4,338,308
Children’s Healthcare of Atlantic, Series A	4.000	07/01/49	2,000	2,264,640
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Series D, AGM	5.500	07/01/41	1,500	1,503,540
Monroe Cnty. Dev. Auth. Rev., GA Pwr. Co. Plant Scherer Proj. 1	2.250	07/01/25	1,000	1,024,490
Priv. Coll. & Univs. Auth. Rev.,
Emory Univ., Series C, Rfdg.	5.250	09/01/39	5,000	5,003,500
Savannah Clg. of Art & Design	5.000	04/01/44	2,120	2,408,574

				23,904,695

Hawaii 1.1%
Hawaii St. Arpts. Sys. Rev.,
Series A, AMT	5.000	07/01/45	1,000	1,160,480
Series A, AMT	5.000	07/01/48	3,000	3,647,190
Hawaii St. Dept. Budget & Fin. Rev., Pac. Hlth. Oblig., Series A, Rfdg.	5.500	07/01/43	2,500	2,815,550

				7,623,220

Illinois 12.0%
Chicago Board of Ed.,
Series A, Rfdg., GO	4.000	12/01/20	500	511,160
Series C, Rfdg., GO	5.000	12/01/22	1,500	1,620,840
Spl. Tax	5.000	04/01/46	1,000	1,124,940
Chicago O’Hare Int’l. Arpt. Rev.,
Gen. Arpt. Sr. Lien, Series B, Rfdg., AMT	5.000	01/01/32	2,000	2,151,520
Sr. Lien, Series D	5.250	01/01/42	2,000	2,434,480
Sr. Lien, Series A, AMT, Rfdg.	5.000	01/01/48	1,000	1,206,110
Chicago Trans. Auth. Rev.,
2nd Lien	5.000	12/01/46	3,000	3,446,730
Transit Imps.	5.250	12/01/40	1,000	1,062,550
Chicago Waterworks Rev.,
2nd Lien, Rfdg.	5.000	11/01/32	1,295	1,412,392
2nd Lien, Rfdg.	5.000	11/01/36	2,140	2,550,666
2nd Lien, Series A-1	5.000	11/01/30	1,380	1,643,470
Chicago Wstewtr. Transmn. Rev., 2nd Lien	5.000	01/01/39	2,000	2,205,680

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Illinois (cont’d.)
Chicago Wstewtr. Transmn. Rev., (cont’d.)
2nd Lien, Rmkt., Series C, Rfdg.	5.000%		01/01/39	2,000	$2,247,020
2nd Lien, Series A	5.000		01/01/47	1,000	1,143,950
Chicago, IL,
Proj., Series A, GO, Rfdg.	5.250		01/01/29	500	555,930
Proj., Series A, Rfdg., GO, AGM	5.000		01/01/29	5,000	5,071,250
Series C, GO, Rfdg.	5.000		01/01/23	270	286,413
Series C, Rfdg., GO	5.000		01/01/24	340	376,638
Series C, Rfdg., GO	5.000		01/01/26	1,000	1,150,220
Illinois Fin. Auth. Rev.,
Central DuPage Hlth. (Pre-refunded date 11/01/19)(ee)	5.250		11/01/39	2,000	2,013,000
Provena Hlth., Series A, Rfdg. (Pre-refunded date 05/01/20)(ee)	6.000		05/01/28	1,500	1,547,850
Illinois St.,
GO	5.000		04/01/31	1,000	1,100,560
GO	5.000		05/01/39	1,000	1,087,770
GO	5.250		02/01/29	2,000	2,228,460
Series A, GO	5.000		04/01/20	265	269,963
Series A, GO	5.000		12/01/42	2,500	2,834,625
Series B, GO, Rfdg.	5.250		01/01/20	1,505	1,522,593
Series C, GO	5.000		11/01/29	750	873,915
Series D, GO	5.000		11/01/23	4,045	4,458,359
Series D, GO	5.000		11/01/27	6,250	7,338,688
Illinois St. Sales Tax Rev., Build Illinois Bonds, Rfdg.	5.000		06/15/20	2,000	2,050,600
Illinois St. Toll Hwy. Auth. Rev.,
Series A	4.000		01/01/44	1,000	1,137,700
Series A	5.000		01/01/38	3,125	3,453,281
Series C	5.000		01/01/39	2,000	2,306,280
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion,
Series A, CABS, NATL	2.957	(s)	12/15/34	10,000	6,389,100
Series A, CABS, NATL	3.088	(s)	06/15/37	7,500	4,299,525
Railsplitter Tob. Settlement Auth. Rev.,
Series 2010 (Pre-refunded date 06/01/21)(ee)	6.000		06/01/28	1,250	1,354,900
Tob. Set. Funded	5.000		06/01/28	1,000	1,212,210
Regl. Trans. Auth. Rev., Series A	4.000		06/01/37	3,605	3,954,433
Springfield Elec. Rev., Sr. Lien, Rfdg., AGM	4.000		03/01/40	1,000	1,074,670

					84,710,441

See Notes to Financial Statements.

PGIM National Muni Fund	21

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Indiana 0.9%
Indianapolis Loc. Pub. Impvt. Bank Rev., Courthouse & Jail Proj., Series A, Rfdg.	4.000%		02/01/44	4,250	$4,824,133
Whiting, IN Rev., BP products, Rfdg., AMT (Mandatory put date 06/05/26)	5.000	(cc)	12/01/44	1,500	1,826,085

					6,650,218

Iowa 0.2%
PEFA, Inc., Gas Proj. Rev., Series A-1 (Mandatory put date 09/01/26)	5.000	(cc)	09/01/49	1,250	1,504,625

Kansas 0.4%
Kansas Dev. Fin. Auth. Rev., Adventist Hlth. Sys./Sunbelt, Series C, Rfdg. (Pre-refunded date 11/15/19)(ee)	5.750		11/15/38	25	25,219
Wyandotte Cnty.-Kansas City Unified Govt. Util. Sys. Rev., Impvt., Series A	5.000		09/01/45	2,170	2,519,305

					2,544,524

Kentucky 0.5%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Series A (Pre-refunded date 06/01/20)(ee)	6.375		06/01/40	2,500	2,594,800
Owen Cnty. Wtrwks. Sys. Rev.,
Amer. Wtr. Co. Proj., Series A	6.250		06/01/39	500	501,755
Amer. Wtr. Co., Series B	5.625		09/01/39	540	541,658

					3,638,213

Louisiana 0.8%
Louisiana Pub. Facs. Auth. Rev.,
Franciscan Mis., Rfdg. (Pre-refunded date 07/01/25)(ee)	5.000		07/01/39	10	12,157
Franciscan Mis., Unrefunded, Rfdg.	5.000		07/01/39	1,990	2,280,918
Louisiana St. Hwy. Impt. Rev., Series A	5.000		06/15/34	1,250	1,442,787
St. Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory put date 06/01/22)	4.000	(cc)	12/01/40	1,500	1,588,275

					5,324,137

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Maryland 0.7%
Frederick Cnty. Spl. Oblig. Urbana Cmnty. Dev. Auth., Spl. Tax, Series A, Rfdg.	5.000%	07/01/40	1,995	$2,053,074
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth. (Pre-refunded date 07/01/21)(ee)	6.000	07/01/41	400	434,776
Washington Suburban Sanitary Comm., Consol. Pub. Impt., 2nd Series, GO	4.000	06/01/40	2,150	2,419,460

				4,907,310

Massachusetts 3.1%
Massachusetts Bay Trans. Auth. Rev., Mass. Sales Tax, Series B, Rfdg., NATL	5.500	07/01/27	1,325	1,755,387
Massachusetts St. Dev. Fin. Agcy. Rev.,
Atrius Hlth., Series A, Rfdg.	5.000	06/01/39	1,850	2,265,454
Series A, Rfdg.	5.000	07/01/44	1,000	1,203,570
Series K-6, Partners Healthcare, Rfdg. (Pre-refunded date 07/01/20)(ee)	5.375	07/01/41	5,000	5,174,150
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Tufts Univ., Series M, Rfdg.	5.500	02/15/28	3,000	4,019,880
Massachusetts St. Port Auth. Rev.,
Bosfuel Proj., Rfdg., AMT, NATL	5.000	07/01/32	5,000	5,085,500
Series A, AMT	5.000	07/01/42	1,000	1,087,250
Series C, Rfdg., AMT	5.000	07/01/49	1,000	1,232,810

				21,824,001

Michigan 0.9%
Michigan Fin. Auth. Rev., Henry Ford Hlth. Sys., Series. A	5.000	11/15/48	1,000	1,236,930
Michigan St. Bldg. Auth. Rev., Facs. Prog., Series I-A, Rfdg.	5.375	10/15/41	750	812,258
Michigan Strtg. Fnd. Rev., I-75 Imp. Proj., AMT, AGM	4.500	06/30/48	1,250	1,418,212
Michigan St. Univ. Rev., Brd. of Trustees, Series B, Rfdg.	5.000	02/15/48	1,000	1,246,400
Wayne Cnty. Arpt. Auth. Rev., Det. Met. Arpt., Series D, Rfdg., AMT	5.000	12/01/28	1,500	1,659,510

				6,373,310

Minnesota 0.8%
Minneapolis-St. Paul Metropolitan Arpts. Comm. Rev.,
Sr., Series C	5.000	01/01/46	1,000	1,198,780
Sub. Series B, Rfdg., AMT	5.000	01/01/49	1,000	1,230,020

See Notes to Financial Statements.

PGIM National Muni Fund	23

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Minnesota (cont’d.)
Rochester Rev., My. Clnc.	4.000%		11/15/48	2,000	$2,255,960
St. Cloud Rev., Centracare Hlth., Rfdg.	5.000		05/01/48	1,000	1,234,250

					5,919,010

Missouri 0.6%
Missouri St. Hlth. & Edl. Facs. Auth. Rev., BJC Hlth. Sys.	5.000		01/01/44	3,500	3,885,805

Nebraska 0.3%
Cntrl. Plns. Enrgy. Proj. Rev., Proj. 4 (Mandatory put date 01/01/24)	5.000	(cc)	03/01/50	2,000	2,266,660

Nevada 0.4%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Series A	5.125		07/01/34	3,000	3,037,710

New Jersey 5.9%
Camden Cnty. Impvt. Auth. Rev., Cooper Hlth. Sys. Oblig. Grp.	5.750		02/15/42	1,500	1,688,355
Cape May Cnty. Indl. Poll. Ctrl. Fing. Auth. Rev., Atlantic City Elec. Co., Series A, Rfdg., NATL	6.800		03/01/21	2,615	2,821,925
New Jersey Econ. Dev. Auth. Rev., Series BBB, Rfdg.	5.500		06/15/30	1,500	1,820,670
New Jersey Edl. Facs. Auth. Rev., Montclair St. Univ., Series A, Rfdg.	5.000		07/01/44	2,500	2,842,700
New Jersey Healthcare Facs. Fing. Auth. Rev.,
AHS Hosp. Corp., Rfdg. (Pre-refunded date 07/01/21)(ee)	6.000		07/01/41	500	544,425
Hackensack Meridian Hlth., Series A, Rfdg.	5.000		07/01/39	1,500	1,822,815
RWJ Barnabas Hlth. Oblig. Grp., Series A, Rfdg.	5.000		07/01/43	1,500	1,804,020
RWJ Univ. Hosp., Series A	5.500		07/01/43	1,000	1,140,470
Virtua Hlth., Rfdg.	5.000		07/01/29	1,000	1,150,390
New Jersey St. Tpke. Auth., Rev.,
Series A	5.000		01/01/48	2,000	2,485,540
Series A (Pre-refunded date 07/01/22)(ee)	5.000		01/01/43	1,885	2,093,368
Series A, Unrefunded	5.000		01/01/43	1,115	1,223,980
Series B, Rfdg.	5.000		01/01/40	1,000	1,232,480
Series E, Rfdg.	5.000		01/01/32	1,500	1,902,390
New Jersey St. Trans. Tr. Fd. Sys. Auth. Rev.,
Trans. Sys., Series A, Rfdg.	5.000		12/15/28	1,700	2,126,904

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

New Jersey (cont’d.)
New Jersey St. Trans. Tr. Fd. Sys. Auth. Rev., (cont’d.)
Trans. Sys., Series A, Rfdg.	5.000%	12/15/36	1,250	$1,495,737
Trans. Sys., Series AA	5.250	06/15/43	1,500	1,809,840
Transn. Sys, Series A, Rfdg.	5.500	12/15/23	3,000	3,506,190
Transn. Sys, Series B	5.500	06/15/31	1,000	1,066,060
Tob. Settlement Fing. Corp. Rev.,
Series A, Rfdg.	5.000	06/01/29	1,545	1,908,724
Series A, Rfdg.	5.000	06/01/46	2,500	2,867,350
Series A, Rfdg.	5.250	06/01/46	2,000	2,340,320

				41,694,653

New York 4.3%
New York City Trans. Fin. Auth. Bldg. Aid. Rev., Sub. Series S-1A	5.250	07/15/37	3,000	3,220,920
New York City Trans. Fin. Auth. Future Tax Sec’d. Rev., Future Tax Sec’d., Sub. Series D-1	5.000	11/01/38	3,000	3,234,600
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	1,923,355
New York St. Dorm. Auth. Rev.,
Memorial Sloan Kettering, Series 1, Rfdg.	5.000	07/01/42	1,000	1,215,210
Mount Sinai Sch. of Medicine, Series A, Rfdg.	5.000	07/01/21	1,685	1,735,820
Rochester Inst. Tech., Series A, Rfdg., AMBAC	5.250	07/01/20	2,100	2,172,219
Rochester Inst. Tech., Series A, Rfdg., AMBAC	5.250	07/01/21	2,000	2,150,660
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin., Series B, ETM(ee)	5.500	10/15/23	3,750	4,374,187
New York Trans. Dev. Corp. Rev., Laguardia Arpt., Term. B Redev., Series A, AMT	5.000	07/01/46	2,000	2,237,200
Port Auth. of NY & NJ, Spl. Oblig. Rev.,
Consolidated Bonds, Series 214, AMT	4.000	09/01/43	2,000	2,295,900
JFK Int’l. Air Terminal	5.000	12/01/20	340	349,727
TSASC, Inc., Rev., Series A, Rfdg.	5.000	06/01/41	2,000	2,233,420
Utility Debt Sec. Auth. Rev., Series TE, Rfdg.	5.000	12/15/41	2,585	2,962,126

				30,105,344

North Carolina 0.3%
North Carolina Eastern Muni. Pwr. Agcy., Pwr. Sys. Rev.,
Series A, ETM(ee)	6.400	01/01/21	290	302,009
Series A, Rfdg. (Pre-refunded date 01/01/22)(ee)	6.000	01/01/26	650	724,178

See Notes to Financial Statements.

PGIM National Muni Fund	25

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

North Carolina (cont’d.)
North Carolina Med. Care Comm. Rev., Novant Hlth. Oblig. Grp.	4.000%		11/01/52	750	$849,712

					1,875,899

North Dakota 0.1%
McLean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Series A, Rfdg.	4.875		07/01/26	1,000	1,023,800

Ohio 4.1%
Buckeye Tob. Settlement Fing. Auth. Rev., Asset Bkd. Sr. Turbo, Series A-2	5.875		06/01/30	2,000	2,012,720
Franklin Cnty. Hosp. Facs. Rev.,
Hospital Facs.	4.125		05/15/45	2,000	2,186,040
Nationwide Children’s Hosp. Proj.	4.000		11/01/45	2,000	2,179,960
Nationwide Children’s Hosp., Rfdg.	4.000		11/01/47	2,400	2,659,632
Ohio Hlth. Corp., Series A	4.000		05/15/47	4,815	5,401,611
Ohio Hlth. Corp., Series A	5.000		11/15/41	2,000	2,137,100
Hancock Cnty. Hosp. Rev.,
Blanchard Valley Regl. Hlth. Ctr., Rfdg. (Pre-refunded date 06/01/21)(ee)	6.250		12/01/34	400	435,288
Christ Hosp. Proj.	5.000		06/01/42	1,250	1,332,388
Hilliard Sch. Dist. Sch. Impvt., CABS, GO, Rfdg., NATL	1.071	(s)	12/01/19	1,720	1,715,184
Lancaster Port Auth. Rev., Series A, Rfdg. (Mandatory put date 02/01/25)	5.000	(cc)	08/01/49	750	884,273
Lucas Cnty. Hosp. Rev.,
Promedica Healthcare, Series A, Rfdg. (Pre-refunded date 11/15/21)(ee)	6.000		11/15/41	750	829,200
Promedica Healthcare, Series A, Rfdg. (Pre-refunded date 11/15/21)(ee)	6.500		11/15/37	875	976,666
Middleburg Heights Hosp. Rev. Facs., Southwest Gen., Rfdg.	5.250		08/01/41	800	850,904
Ohio St. Higher Edl. Facs., Comm. Rev.,
Case Western Resv. Univ., Series B	6.500		10/01/20	280	288,442
Cleveland Clinic Hlth. Sys. Oblig., Series A-1, Rfdg.	5.000		01/01/42	2,000	2,207,040
Ohio St. Rev., Cleveland Clinic Hlth. Sys., Series A, Rfdg.	4.000		01/01/36	2,500	2,870,475

					28,966,923

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Oklahoma 1.4%
Oklahoma St. Dev. Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg. (Pre-refunded date 02/15/22)(ee)	5.000%	02/15/42	1,500	$1,640,100
Oklahoma Tpke. Auth. Rev.,
Series A	4.000	01/01/48	2,000	2,216,980
Series A	5.000	01/01/42	3,000	3,561,270
Stillwater OK Util. Auth. Rev., Series A	5.000	10/01/39	1,865	2,178,693

				9,597,043

Oregon 0.3%
Port of Portland Arpt. Rev., Series 24B, AMT	5.000	07/01/42	1,500	1,786,785

Pennsylvania 4.8%
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys., Rfdg.	5.375	12/01/41	2,700	2,894,211
Commonwealth Fing. Auth. Rev., Tob. Mstr. Settlement Payment Bonds	5.000	06/01/34	1,000	1,238,520
Geisinger Auth. Rev., Series A-1	5.125	06/01/41	2,000	2,119,200
Gen. Auth. of Southcentral PA, Rev., Wellspan Hlth. Oblig. Grp., Series A, Rfdg.	5.000	06/01/44	3,000	3,378,570
Pennsylvania Higher Edl. Facs. Auth. Rev., Trustees Univ. of Pennsylvania, Series A	4.000	08/15/41	3,200	3,597,696
Pennsylvania Tpke. Comm. Rev.,
Series A	5.000	12/01/38	1,000	1,164,020
Series A	5.000	12/01/49	600	747,066
Series A-1	5.000	12/01/47	1,000	1,209,500
Series A-1, Rfdg.	5.000	12/01/40	1,500	1,745,850
Series B	5.000	12/01/45	7,000	8,194,900
Sub. Series A	5.000	12/01/44	2,000	2,450,960
Sub. Series B-1	5.250	06/01/47	2,000	2,379,080
Philadelphia Auth. for Indl. Dev. Rev., Children’s Hospital, Rfdg.	4.000	07/01/37	1,075	1,227,005
Union Cnty. Hosp. Auth. Rev., Evangelical Cmnty Hosp., Series B	5.000	08/01/48	1,500	1,741,995

				34,088,573

Puerto Rico 1.2%
Puerto Rico Comnwlth. Aqu. & Sew. Auth., Sr. Lien, Series A, Rfdg.	5.750	07/01/37	1,260	1,335,600

See Notes to Financial Statements.

PGIM National Muni Fund	27

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Puerto Rico (cont’d.)
Puerto Rico Comnwlth. Aqu. & Sew. Auth., (cont’d.)
Sr. Lien, Series A, Rfdg.	6.000%		07/01/47	1,050	$1,115,625
Puerto Rico Sales Tax Fing. Corp. Rev.,
Series A-1	4.750		07/01/53	1,000	1,025,310
Series A-1	5.000		07/01/58	1,743	1,817,356
Series A-1, CABS	2.832	(s)	07/01/24	444	386,840
Series A-1, CABS	2.983	(s)	07/01/27	2,935	2,318,767
Series A-2	4.329		07/01/40	500	508,125

					8,507,623

Rhode Island 0.7%
Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., College & Univ. Rev.	5.250		08/15/43	3,815	4,765,698
Tob. Settlement Fing. Corp. Rev., Series A, Rfdg.	5.000		06/01/40	400	447,956

					5,213,654

South Carolina 1.0%
South Carolina Prt. Auth. Rev., AMT	4.000		07/01/45	1,000	1,072,860
South Carolina Pub. Svc. Auth. Rev.,
Santee Cooper, Series A, Rfdg.	5.125		12/01/43	2,000	2,242,900
Santee Cooper, Series A, Rfdg. (Pre-refunded date 12/01/23)(ee)	5.750		12/01/43	3,000	3,577,890

					6,893,650

South Dakota 0.4%
South Dakota Edl. Enhancement Fdg. Corp. Rev., Series B, Rfdg.	5.000		06/01/27	1,000	1,114,780
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Avera Hlth., Series A, Rfdg.	5.000		07/01/42	1,600	1,685,568

					2,800,348

Tennessee 0.5%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd. Rev., Catholic Hlth. Initiatives, Series A (Pre-refunded date 01/01/23)(ee)	5.250		01/01/45	1,500	1,695,840

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Tennessee (cont’d.)
Memphis Shelby Cnty. Arpt. Auth. Rev., Series B, Rfdg., AMT	5.750%		07/01/25	1,000	$1,037,390
Tennessee Energy Acquisition Corp. Gas Rev., Series C	5.000		02/01/22	1,000	1,079,900

					3,813,130

Texas 9.0%
Austin Conv. Enterprises, Inc., Rev., First Tier Conv. Ctr., Series A, Rfdg.	5.000		01/01/29	1,800	2,165,976
Austin TX Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Series A, Rfdg. (Pre-refunded date 11/15/19)(ee)	5.125		11/15/29	2,000	2,015,900
Central Tex. Regl. Mobility Auth. Rev.,
Sr. Lien, Rfdg. (Pre-refunded date 01/01/21)(ee)	6.000		01/01/41	1,000	1,063,300
Sr. Lien, Series A	5.000		01/01/40	1,395	1,608,281
Sr. Lien, Series A	5.000		01/01/45	1,000	1,143,860
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	6.000		08/15/43	1,000	1,140,040
Idea Pub. Sch., Rfdg., PSFG	5.000		08/15/39	1,000	1,141,280
Dallas-Fort Worth Int’l. Arpt. Rev., Series E, Rfdg., AMT (Pre-refunded date 11/01/20)(ee)	5.000		11/01/35	5,000	5,216,650
Grand Parkway Trans. Corp. Rev., First Tier Toll Rev., Series A	5.125		10/01/43	2,000	2,233,180
Gulf Coast Wste. Disp. Auth. Rev.,
Exxon Mobil Corp. Proj., FRDD (Mandatory put date 09/02/19)	1.380	(cc)	09/01/25	6,655	6,655,000
Exxon Mobil Corp. Proj., FRDD (Mandatory put date 09/02/19)	1.380	(cc)	12/01/25	7,340	7,340,000
Exxon Mobil Corp. Proj., FRDD (Mandatory put date 09/02/19)	1.390	(cc)	06/01/30	1,100	1,100,000
Harris Cnty. Cultural Ed. Facs. Fin. Corp. Rev., Children’s Hosp. Proj.	5.500		10/01/39	1,500	1,504,950
Harris Cnty. Metro. Trans. Auth. Rev., Series A. Rfdg.	5.000		11/01/36	3,000	3,230,610
Harris Cnty. Toll Road Auth. Rev., Sr. Lien, Series A, Rfdg.	5.000		08/15/43	3,000	3,701,400
Houston Arpt. Sys. Rev.,
Sub. Lien, Series A, Rfdg., AMT	5.000		07/01/25	575	613,025
Sub. Lien, Series A, Rfdg., AMT	5.000		07/01/32	1,000	1,088,400
Sub. Lien, Series B, Rfdg.	5.000		07/01/32	2,000	2,191,300
Sub. Series A, Rfdg., AMT	5.000		07/01/41	1,000	1,218,980

See Notes to Financial Statements.

PGIM National Muni Fund	29

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Texas (cont’d.)
Lower Neches Valley Auth. Indl. Dev. Corp. Rev., Exxon Mobil Corp. Proj., Series B, Rfdg., FRDD (Mandatory put date 09/02/19)	1.390	%(cc)	11/01/29	3,800	$3,800,000
North Tex. Twy. Auth. Rev.,
First Tier, Series A, Rfdg.	4.000		01/01/44	2,000	2,270,060
First Tier, Sys., Rfdg. (Pre-refunded date 01/01/21)(ee)	6.000		01/01/38	1,000	1,063,990
Rfdg.	5.000		01/01/48	1,250	1,506,750
Series B, Rfdg.	5.000		01/01/45	2,000	2,298,000
Spl. Projs., Series A (Pre-refunded date 09/01/21)(ee)	5.500		09/01/41	1,000	1,086,030
Texas Priv. Activ. Surf. Trans. Corp. Rev.,
Sr. Lien LBJ Infrastructure	7.000		06/30/40	2,500	2,623,750
Sr. Lien NTE Mobility, Series 3A & 3B, AMT	6.750		06/30/43	500	585,230
Sr. Lien NTE Mobility, Series 3A & 3B, AMT	7.000		12/31/38	1,500	1,776,225

					63,382,167

Utah 1.2%
Cnty. of Utah UT Rev., IHC Hlth. Serv. Inc., Series A, Rfdg.	4.000		05/15/41	5,000	5,667,700
Salt Lk. City Corp. Arpt. Rev., Series A, AMT	5.250		07/01/48	2,000	2,464,000

					8,131,700

Virginia 1.1%
Fairfax Cnty. Indl. Dev. Auth. Rev.,
Healthcare, Inova Hlth. Sys.	5.000		05/15/40	2,000	2,178,980
Inova Hlth. Sys., Series A, Rfdg.	4.000		05/15/48	3,000	3,361,170
Norfolk Econ. Dev. Auth. Rev., Sentara Healthcare, Series B, Rfdg.	4.000		11/01/48	2,000	2,250,720

					7,790,870

Washington 3.5%
Port of Seattle Rev., Intermediate Lien,
Intermediate Lien, AMT	4.000		04/01/44	1,000	1,126,950
Intermediate Lien, AMT	5.000		04/01/44	1,000	1,229,810
Series A, AMT	5.000		05/01/43	1,500	1,791,765
Series B, Rfdg., AMT	5.000		09/01/26	1,115	1,195,135
Series C, Rfdg., AMT	5.000		02/01/24	2,500	2,628,100
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.,
Rfdg. & Impvt., Series A	5.000		12/01/37	1,000	1,103,740
Valley Hospital	5.750		12/01/35	625	653,100

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Washington (cont’d.)
Washington St. Conv. Ctr. Pub. Facs. Dist. Rev., Revenue Bonds	5.000%		07/01/58	3,000	$3,599,610
Washington St. Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr., Rfdg.	5.000		07/01/38	2,690	3,067,246
Providence Hlth. & Svcs., Series A	5.000		10/01/39	3,500	3,562,300
Seattle Children’s Hospital, Series A	5.000		10/01/42	2,000	2,190,700
Seattle Children’s Hospital, Series A	5.000		10/01/47	1,000	1,208,360
Swedish Hlth. Svcs., Series A (Pre-refunded date 05/15/21)(ee)	6.250		11/15/41	1,500	1,630,305

					24,987,121

West Virginia 0.6%
Harrison Cnty. Comm. Rev., Var. Monongahela Pwr. Co. Proj., Series A, Rfdg., AMT (Mandatory put date 10/15/21)	3.000	(cc)	10/15/37	500	505,005
West Virginia Econ. Dev. Auth. Rev., Wheeling Pwr. Co. Mitche, Series A, Rfdg., AMT (Mandatory put date 04/01/22)	3.000	(cc)	06/01/37	500	517,200
West Virginia Hosp. Fin. Auth. Rev., Cabell Huntington Hosp. Oblig., Series B, Rfdg.	5.000		01/01/43	1,000	1,196,180
West Virginia Prkwys. Auth. Rev., Senior Turnpike Toll Rev	4.000		06/01/47	1,970	2,209,355

					4,427,740

Wisconsin 0.2%
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Ascension Hlth. Alliance, Rmkt., Series B-1, Rfdg.	4.000		11/15/43	1,500	1,680,495

TOTAL INVESTMENTS 99.8% (cost $646,534,268)					704,174,606
Other assets in excess of liabilities 0.2%					1,659,371

NET ASSETS 100.0%					$705,833,977

See Notes to Financial Statements.

PGIM National Muni Fund	31

Schedule of Investments (continued)

as of August 31, 2019

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

PSFG—Permanent School Fund Guarantee

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(s)	Represents zero coupon. Rate quoted represents effective yield at August 31, 2019.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$6,160,755	$—
Arizona	—	23,375,359	—
California	—	105,988,647	—
Colorado	—	13,457,195	—
Connecticut	—	6,103,140	—
District of Columbia	—	16,079,824	—
Florida	—	62,128,289	—
Georgia	—	23,904,695	—
Hawaii	—	7,623,220	—

See Notes to Financial Statements.

32

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds (continued)
Illinois	$—	$84,710,441	$—
Indiana	—	6,650,218	—
Iowa	—	1,504,625	—
Kansas	—	2,544,524	—
Kentucky	—	3,638,213	—
Louisiana	—	5,324,137	—
Maryland	—	4,907,310	—
Massachusetts	—	21,824,001	—
Michigan	—	6,373,310	—
Minnesota	—	5,919,010	—
Missouri	—	3,885,805	—
Nebraska	—	2,266,660	—
Nevada	—	3,037,710	—
New Jersey	—	41,694,653	—
New York	—	30,105,344	—
North Carolina	—	1,875,899	—
North Dakota	—	1,023,800	—
Ohio	—	28,966,923	—
Oklahoma	—	9,597,043	—
Oregon	—	1,786,785	—
Pennsylvania	—	34,088,573	—
Puerto Rico	—	8,507,623	—
Rhode Island	—	5,213,654	—
South Carolina	—	6,893,650	—
South Dakota	—	2,800,348	—
Tennessee	—	3,813,130	—
Texas	—	63,382,167	—
Utah	—	8,131,700	—
Virginia	—	7,790,870	—
Washington	—	24,987,121	—
West Virginia	—	4,427,740	—
Wisconsin	—	1,680,495	—

Total	$—	$704,174,606	$—

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Transportation	28.6%
General Obligation	24.7
Healthcare	22.2
Education	7.3
Corporate Backed IDB & PCR	5.0
Water & Sewer	4.4
Tobacco Appropriated	3.4
Power	2.8
Special Tax/Assessment District	0.7%
Pre-Refunded	0.7

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

PGIM National Muni Fund	33

Schedule of Investments (continued)

as of August 31, 2019

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of August 31, 2019, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(57,464)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(4,240)

For the year ended August 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$1,515,006

(1)	Notional Amount in USD.

See Notes to Financial Statements.

34

Statement of Assets and Liabilities

as of August 31, 2019

Assets
Unaffiliated investments (cost $646,534,268)	$704,174,606
Cash	50,459
Interest receivable	7,622,668
Receivable for Fund shares sold	2,104,300
Prepaid expenses	5,913

Total Assets	713,957,946

Liabilities
Payable for investments purchased	5,480,303
Payable for Fund shares reacquired	1,944,666
Management fee payable	279,059
Distribution fee payable	137,332
Accrued expenses and other liabilities	133,232
Dividends payable	110,521
Affiliated transfer agent fee payable	38,856

Total Liabilities	8,123,969

Net Assets	$705,833,977

Net assets were comprised of:
Common stock, at par	$462,330
Paid-in capital in excess of par	654,354,182
Total distributable earnings (loss)	51,017,465

Net assets, August 31, 2019	$705,833,977

See Notes to Financial Statements.

PGIM National Muni Fund	35

Statement of Assets and Liabilities (continued)

as of August 31, 2019

Class A
Net asset value and redemption price per share, ($549,600,733 ÷ 35,997,626 shares of common stock issued and outstanding)	$15.27
Maximum sales charge (3.25% of offering price)	0.51

Maximum offering price to public	$15.78

Class B
Net asset value, offering price and redemption price per share,
($7,801,086 ÷ 509,462 shares of common stock issued and outstanding)	$15.31

Class C
Net asset value, offering price and redemption price per share,
($22,311,414 ÷ 1,458,222 shares of common stock issued and outstanding)	$15.30

Class Z
Net asset value, offering price and redemption price per share,
($79,953,087 ÷ 5,241,398 shares of common stock issued and outstanding)	$15.25

Class R6
Net asset value, offering price and redemption price per share,
($46,167,657 ÷ 3,026,241 shares of common stock issued and outstanding)	$15.26

See Notes to Financial Statements.

36

Statement of Operations

Year Ended August 31, 2019

Net Investment Income (Loss)
Interest income	$26,326,346

Expenses
Management fee	3,091,691
Distribution fee(a)	1,588,647
Transfer agent’s fees and expenses (including affiliated expense of $214,234)(a)	455,000
Custodian and accounting fees	114,082
Registration fees(a)	107,175
Shareholders’ reports	49,276
Audit fee	39,554
Legal fees and expenses	28,011
Directors’ fees	22,062
Miscellaneous	24,603

Total expenses	5,520,101
Less: Fee waiver and/or expense reimbursement(a)	(8,430)
Custodian fee credit	(3,639)

Net expenses	5,508,032

Net investment income (loss)	20,818,314

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	621,434
Futures transactions	(57,464)

563,970

Net change in unrealized appreciation (depreciation) on:
Investments	29,836,397
Futures	(4,240)

29,832,157

Net gain (loss) on investment transactions	30,396,127

Net Increase (Decrease) In Net Assets Resulting From Operations	$51,214,441

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	1,294,330	51,243	243,074	—	—
Transfer agent’s fees and expenses	370,221	11,776	16,905	55,986	112
Registration fees	21,339	18,310	18,279	21,515	27,732
Fee waiver and/or expense reimbursement	—	—	—	—	(8,430)

See Notes to Financial Statements.

PGIM National Muni Fund	37

Statements of Changes in Net Assets

	Year Ended August 31,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$20,818,314	$21,358,741
Net realized gain (loss) on investment transactions		563,970	1,079,177
Net change in unrealized appreciation (depreciation) on investments		29,832,157	(18,846,889)

Net increase (decrease) in net assets resulting from operations		51,214,441	3,591,029

Dividends and Distributions
Distributions from distributable earnings*
Class A		(16,747,640)	—
Class B		(287,107)	—
Class C		(593,255)	—
Class Z		(2,476,237)	—
Class R6		(713,102)	—

		(20,817,341)	—

Dividends from net investment income*
Class A			(18,145,835)
Class B			(460,002)
Class C			(704,264)
Class Z			(2,020,822)
Class R6			(24,438)

		*	(21,355,361)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		140,305,559	54,867,803
Net asset value of shares issued in reinvestment of dividends and distributions		18,015,749	18,265,401
Cost of shares reacquired		(105,259,736)	(97,478,056)

Net increase (decrease) in net assets from Fund share transactions		53,061,572	(24,344,852)

Total increase (decrease)		83,458,672	(42,109,184)

Net Assets:
Beginning of year		622,375,305	664,484,489

End of year(a)		$705,833,977	$622,375,305

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$2,214,183

*	For the year ended August 31, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

38

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. PGIM National Muni Fund (the “Fund”) is the sole series of the Company.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM National Muni Fund	39

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

40

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund

PGIM National Muni Fund	41

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

42

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to and including $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $250 million, 0.40% of the next $250 million and 0.375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.48% for the year ended August 31, 2019.

The Manager has contractually agreed, through December 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.61% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will

PGIM National Muni Fund	43

Notes to Financial Statements (continued)

not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 0.50% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

For the year ended August 31, 2019, PIMS received $496,978 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended August 31, 2019, PIMS received $2,267 and $2,421 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors,

44

and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended August 31, 2019, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain
$33,431,497	$15,378,799	$ —

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2019, were $329,189,993 and $270,523,438, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended August 31, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $1,157,942 due to the expiration of a capital loss carryforward. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended August 31, 2019, the tax character of dividends paid by the Fund were $431,063 of ordinary income and $20,386,278 of tax-exempt income. For the year ended August 31, 2018, the tax character of dividends paid by the Fund were $94,056 of ordinary income and $21,261,305 of tax-exempt income.

As of August 31, 2019, the accumulated undistributed earnings on a tax basis were $2,357,492 of tax-exempt income (includes timing difference of $110,521 for dividends payable) and $375,649 of ordinary income.

PGIM National Muni Fund	45

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$646,198,871	$57,976,245	$(510)	$57,975,735

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of accreting market discount for book and tax purposes and other book to tax differences.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund expired approximately $1,158,000 of its capital loss carryforward in the fiscal year ended August 31, 2019. The Fund utilized approximately $396,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended August 31, 2019. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2019, the Fund had post-enactment losses of approximately $9,581,000.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales of $1 million or more made within 12 months of purchase for purchases prior to July 15, 2019, and a CDSC of 1.00% on sales of $500,000 or more made within 12 months of purchase for purchases on or after

46

July 15, 2019. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1 billion shares of common stock, $0.01 par value per share, authorized and divided into six classes, designated Class A, Class B, Class C, Class Z, Class T and Class R6 common stock, each of which consists of 150 million, 5 million, 25 million, 375 million, 75 million and 370 million shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 720 Class R6 shares of the Fund. At reporting period end, three shareholders of record, each holding greater than 5% of the Fund, held 42% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2019:
Shares sold	3,491,019	$51,460,098
Shares issued in reinvestment of dividends and distributions	961,206	14,123,218
Shares reacquired	(4,438,044)	(64,953,703)

Net increase (decrease) in shares outstanding before conversion	14,181	629,613
Shares issued upon conversion from other share class(es)	767,265	11,302,448
Shares reacquired upon conversion into other share class(es)	(243,572)	(3,581,742)

Net increase (decrease) in shares outstanding	537,874	$8,350,319

Year ended August 31, 2018:
Shares sold	1,420,044	$20,900,783
Shares issued in reinvestment of dividends and distributions	1,045,900	15,361,805
Shares reacquired	(4,847,045)	(71,274,358)

Net increase (decrease) in shares outstanding before conversion	(2,381,101)	(35,011,770)
Shares issued upon conversion from other share class(es)	311,981	4,606,318
Shares reacquired upon conversion into other share class(es)	(294,277)	(4,314,151)

Net increase (decrease) in shares outstanding	(2,363,397)	$(34,719,603)

PGIM National Muni Fund	47

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended August 31, 2019:
Shares sold	6,760	$99,173
Shares issued in reinvestment of dividends and distributions	16,676	244,806
Shares reacquired	(113,373)	(1,657,961)

Net increase (decrease) in shares outstanding before conversion	(89,937)	(1,313,982)
Shares reacquired upon conversion into other share class(es)	(299,664)	(4,420,197)

Net increase (decrease) in shares outstanding	(389,601)	$(5,734,179)

Year ended August 31, 2018:
Shares sold	3,117	$45,724
Shares issued in reinvestment of dividends and distributions	26,321	387,833
Shares reacquired	(131,109)	(1,929,650)

Net increase (decrease) in shares outstanding before conversion	(101,671)	(1,496,093)
Shares reacquired upon conversion into other share class(es)	(214,535)	(3,184,637)

Net increase (decrease) in shares outstanding	(316,206)	$(4,680,730)

Class C
Year ended August 31, 2019:
Shares sold	436,466	$6,420,561
Shares issued in reinvestment of dividends and distributions	37,703	553,664
Shares reacquired	(372,634)	(5,440,712)

Net increase (decrease) in shares outstanding before conversion	101,535	1,533,513
Shares reacquired upon conversion into other share class(es)	(446,756)	(6,608,706)

Net increase (decrease) in shares outstanding	(345,221)	$(5,075,193)

Year ended August 31, 2018:
Shares sold	273,721	$4,036,765
Shares issued in reinvestment of dividends and distributions	43,651	642,547
Shares reacquired	(366,467)	(5,411,186)

Net increase (decrease) in shares outstanding before conversion	(49,095)	(731,874)
Shares reacquired upon conversion into other share class(es)	(111,775)	(1,652,233)

Net increase (decrease) in shares outstanding	(160,870)	$(2,384,107)

Class Z
Year ended August 31, 2019:
Shares sold	2,699,989	$39,223,215
Shares issued in reinvestment of dividends and distributions	161,640	2,374,062
Shares reacquired	(2,066,946)	(30,035,330)

Net increase (decrease) in shares outstanding before conversion	794,683	11,561,947
Shares issued upon conversion from other share class(es)	254,235	3,736,645
Shares reacquired upon conversion into other share class(es)	(35,927)	(521,236)

Net increase (decrease) in shares outstanding	1,012,991	$14,777,356

Year ended August 31, 2018:
Shares sold	1,779,129	$26,173,144
Shares issued in reinvestment of dividends and distributions	125,965	1,847,715
Shares reacquired	(1,281,015)	(18,800,189)

Net increase (decrease) in shares outstanding before conversion	624,079	9,220,670
Shares issued upon conversion from other share class(es)	375,846	5,515,500
Shares reacquired upon conversion into other share class(es)	(72,157)	(1,062,146)

Net increase (decrease) in shares outstanding	927,768	$13,674,024

48

Class R6	Shares	Amount
Year ended August 31, 2019:
Shares sold	2,927,999	$43,102,512
Shares issued in reinvestment of dividends and distributions	48,485	719,999
Shares reacquired	(214,854)	(3,172,030)

Net increase (decrease) in shares outstanding before conversion	2,761,630	40,650,481
Shares issued upon conversion from other share class(es)	6,460	92,788

Net increase (decrease) in shares outstanding	2,768,090	$40,743,269

Period ended August 31, 2018*:
Shares sold	254,437	$3,711,387
Shares issued in reinvestment of dividends and distributions	1,749	25,501
Shares reacquired	(4,298)	(62,673)

Net increase (decrease) in shares outstanding before conversion	251,888	3,674,215
Shares issued upon conversion from other share class(es)	6,263	91,349

Net increase (decrease) in shares outstanding	258,151	$3,765,564

*	Commencement of offering was December 4, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

PGIM National Muni Fund	49

Notes to Financial Statements (continued)

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

50

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

PGIM National Muni Fund	51

Notes to Financial Statements (continued)

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

52

Financial Highlights

Class A Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.59	$15.00	$15.52	$15.00	$15.25
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.49	0.52	0.54	0.56
Net realized and unrealized gain (loss) on investment transactions	0.68	(0.40)	(0.52)	0.51	(0.27)
Total from investment operations	1.15	0.09	-	1.05	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.52)	(0.53)	(0.54)
Net asset value, end of year	$15.27	$14.59	$15.00	$15.52	$15.00
Total Return(b):	8.08%	0.61%	0.06%	7.14%	1.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$549,601	$517,433	$567,228	$612,452	$594,949
Average net assets (000)	$517,732	$541,097	$576,650	$600,384	$624,919
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.83%	0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.85%	0.83%	0.84%	0.84%	0.87%
Net investment income (loss)	3.23%	3.35%	3.51%	3.55%	3.66%
Portfolio turnover rate(e)(f)	42%	42%	33%	20%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(d)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund	53

Financial Highlights (continued)

Class B Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.63	$15.04	$15.56	$15.05	$15.30
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.45	0.49	0.51	0.53
Net realized and unrealized gain (loss) on investment transactions	0.67	(0.41)	(0.53)	0.50	(0.27)
Total from investment operations	1.08	0.04	(0.04)	1.01	0.26
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.45)	(0.48)	(0.50)	(0.51)
Net asset value, end of year	$15.31	$14.63	$15.04	$15.56	$15.05
Total Return(b):	7.55%	0.28%	(0.19)%	6.79%	1.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,801	$13,157	$18,278	$24,749	$27,670
Average net assets (000)	$10,249	$15,273	$21,017	$26,104	$30,215
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.31%	1.17%	1.09%	1.09%	1.09%
Expenses before waivers and/or expense reimbursement	1.31%	1.17%	1.09%	1.09%	1.09%
Net investment income (loss)	2.80%	3.01%	3.26%	3.30%	3.41%
Portfolio turnover rate(d)(e)	42%	42%	33%	20%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

54

Class C Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.62	$15.03	$15.56	$15.04	$15.30
Income (loss) from investment operations:
Net investment income (loss)	0.36	0.38	0.41	0.43	0.44
Net realized and unrealized gain (loss) on investment transactions	0.67	(0.41)	(0.53)	0.51	(0.27)
Total from investment operations	1.03	(0.03)	(0.12)	0.94	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.38)	(0.41)	(0.42)	(0.43)
Net asset value, end of year	$15.30	$14.62	$15.03	$15.56	$15.04
Total Return(b):	7.20%	(0.17)%	(0.72)%	6.36%	1.12%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,311	$26,373	$29,522	$34,471	$25,593
Average net assets (000)	$24,307	$27,403	$31,063	$29,890	$25,478
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.67%	1.61%	1.59%	1.59%	1.59%
Expenses before waivers and/or expense reimbursement	1.67%	1.61%	1.59%	1.59%	1.59%
Net investment income (loss)	2.44%	2.57%	2.76%	2.79%	2.92%
Portfolio turnover rate(d)(e)	42%	42%	33%	20%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund	55

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2019(a)	2018(a)	2017(a)	2016(a)	2015
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.58	$14.98	$15.51	$14.99	$15.24
Income (loss) from investment operations:
Net investment income (loss)	0.51	0.52	0.56	0.58	0.59
Net realized and unrealized gain (loss) on investment transactions	0.67	(0.39)	(0.54)	0.51	(0.26)
Total from investment operations	1.18	0.13	0.02	1.09	0.33
Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.53)	(0.55)	(0.57)	(0.58)
Net asset value, end of year	$15.25	$14.58	$14.98	$15.51	$14.99
Total Return(b):	8.25%	0.89%	0.24%	7.41%	2.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$79,953	$61,648	$49,457	$36,989	$28,490
Average net assets (000)	$71,675	$56,666	$39,555	$31,385	$23,736
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.63%	0.62%	0.59%	0.59%	0.59%
Expenses before waivers and/or expense reimbursement	0.63%	0.62%	0.59%	0.59%	0.59%
Net investment income (loss)	3.45%	3.57%	3.77%	3.79%	3.92%
Portfolio turnover rate(d)(e)	42%	42%	33%	20%	15%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective September 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

56

Class R6 Shares
	Year Ended August 31, 2019	December 4, 2017(a) through August 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.58	$14.82
Income (loss) from investment operations:
Net investment income (loss)	0.50	0.39
Net realized and unrealized gain (loss) on investment transactions	0.69	(0.20)
Total from investment operations	1.19	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.43)
Net asset value, end of period	$15.26	$14.58
Total Return(c):	8.39%	1.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$46,168	$3,764
Average net assets (000)	$21,413	$908
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.61%	0.61%	(d)
Expenses before waivers and/or expense reimbursement	0.65%	3.67%	(d)
Net investment income (loss)	3.34%	3.66%	(d)
Portfolio turnover rate(e)(f)	42%	42%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM National Muni Fund	57

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM National Muni Fund and Board of Directors

Prudential National Muni Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM National Muni Fund, a series of Prudential National Muni Fund, Inc., (the Fund), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended August 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended August 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 18, 2019

58

Tax Information (unaudited)

During the fiscal year ended August 31, 2019, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z	Class R6

Tax-Exempt Dividends	$.46	$.39	$.34	$.50	$.50

In January 2020, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2019.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

PGIM National Muni Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM National Muni Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM National Muni Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM National Muni Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM National Muni Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM National Muni Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13. 2019 and approved the renewal of the agreements through July 31, 2020 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM National Muni Fund is the sole series of Prudential National Muni Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments

Visit our website at pgiminvestments.com

and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM National Muni Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods, though it underperformed over the one- and three-year periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 0.61% through December 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM National Muni Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C.Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM National Muni Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM NATIONAL MUNI FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX	PNMQX
CUSIP	74441U105	74441U204	74441U303	74441U402	74441U600

MF104E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,554 and $39,162 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(c) Tax Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(d) All Other Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the

Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2019 and August 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 18, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 18, 2019